Note 8 - Income Tax - Summary of Differences Between Income Tax and Theoretical Amount Using Tax Rate in Each Country (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement Line Items [Line Items]
Income before income tax		$ 427,711	$ 34,430	$ 140,829
Tax calculated at the tax rate in each country	[1]	6,456	(91,628)	(71,588)
Non taxable income / Non deductible expenses, net	[1]	40,298	51,062	149,632
Changes in the tax rates	[1]	(62,968)	4,720	6,436
Effect of currency translation on tax base	[2]	(922)	105,758	151,615
Accrual / Utilization of previously unrecognized tax losses	[3]		(52,810)	(1,711)
Tax charge		$ (17,136)	$ 17,102	$ 234,384

[1]	Include the effect of the impairment charges of approximately $400.3 million in 2015.
[2]	Tenaris applies the liability method to recognize deferred income tax on temporary differences between the tax basis of assets and their carrying amounts in the financial statements. By application of this method, Tenaris recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax basis in subsidiaries (mainly Mexico, Argentina and Colombia), which have a functional currency different than their local currency. These gains and losses are required by IFRS even though the revalued / devalued tax basis of the relevant assets will not result in any deduction / obligation for tax purposes in future periods.
[3]	It includes a deferred tax income of approximately $45 million booked in the last quarter of 2016 related to a capital loss. Amount was carried forward in line with US Regulation in force, and offset in 2017 Capital Gains.